SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 29, 2002
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                                SPECTRAFAX CORP.
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             (exact name of registrant as specified in its charter)


FLORIDA                                                               59-2412164
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

1752 Windsor Road, Suite 206               Loves Park, IL 61111
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(Address of principal executive offices)

Registrant's telephone number, including area code:           (815)637-7600
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
Item 5.  Other items.

On March 29, 2002 Registrant announced the completion of a reorganization and merger with Tricomp Inc. which was approved at a shareholders' meeting held March 11, 2002. The merged entity will be known as Serefex Corporation.


Item 7  Financial Statements and Exhibits.

(c)      Exhibits.

99.1     Press Release

                                    SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          SEREFEX CORPORATION

                                          formerly SPECTRAFAX CORPORATION
                                          /s/ DAVE MCKINNEY
                                          ------------------------
                                          Dave McKinney
                                          President

                                          Dated: April 2, 2002